UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.

     On December 2, 2004, Commerce Energy Group, Inc. (the “Company”) granted stock options to the Company’s non-employee directors. The Company granted stock options to purchase 50,000 shares of the Company’s common stock, $.001 par value per share, to each of Charles E. Bayless, Gregory L. Craig, Craig G. Goodman, Mark S. Juergensen and Robert C. Perkins, at an exercise price of $2.08 per share. All of the options issued to such directors and officers will expire on December 2, 2014. The options issued to Charles E. Bayless and Gregory L. Craig, were granted in connection with their initial appointment to the Board of Directors and will vest quarterly at a rate of 12,500 shares on each three-month anniversary of the date of grant, with any unvested shares being forfeited to the Company on the date that the non-employee director ceases to be a director. The options issued to Craig G. Goodman, Mark S. Juergensen and Robert C. Perkins were granted in connection with their service as non-employee directors for 2004 and were fully vested upon issuance. The above description of the stock option grants does not purport to be complete and is qualified in its entirety by reference to the form of non-employee director stock option agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

     On December 2, 2004, the Board of the Company approved a compensation policy with respect to the Company’s non-employee directors. This policy was adopted by the Board and may be changed from time-to-time by the Board. A copy of the policy is which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Non-Employee Director Stock Option Agreement for directors (with schedule of optionees attached).

10.2	Commerce Energy Group, Inc. Non-Employee Director Compensation Policy

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc.. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: December 8, 2004	By:	/s/ RICHARD L. BOUGHRUM
		Name:	Richard L. Boughrum
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Employee Director Stock Option Agreement for directors (with schedule of optionees attached).

10.2	Commerce Energy Group, Inc. Non-Employee Director Compensation Policy